UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04612

Name of Fund: BlackRock EuroFund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock EuroFund, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2018

Date of reporting period: 12/31/2017

Item 1 – Report to Stockholders

DECEMBER 31, 2017

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Advantage Global Fund, Inc.

BlackRock EuroFund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended December 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. The equity market advanced, month after month, despite geopolitical uncertainty and relatively high valuations, while bond returns were constrained by higher interest rates.

Rising interest rates worked against high-quality assets with more interest rate sensitivity. Consequently, longer-term U.S. Treasuries posted modest returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”).

The market’s performance reflected reflationary expectations early in the reporting period, as investors began to sense that a global recovery was afoot. Thereafter, many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing short-term interest rates three times and setting expectations for additional interest rate increases. The Fed also began reducing the vast balance sheet reserves that had accumulated in the wake of the financial crisis. In October 2017, the Fed reduced its $4.5 trillion balance sheet by only $10 billion, while setting expectations for additional modest reductions and rate hikes in 2018.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) both continued to expand their balance sheets despite nascent signs of sustained economic growth. The Eurozone and Japan are both approaching the limits of central banks’ ownership share of national debt, which is a structural pressure point that limits their capacity to deliver additional monetary stimulus. In October 2017, the ECB announced plans to cut the amount of its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus until the inflation rate rises to its target of 2%.

Emerging market growth also stabilized, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

While escalating tensions between the United States and North Korea and our nation’s divided politics are concerning, benign credit conditions, modest inflation, solid corporate earnings, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

Rising consumer confidence and improving business sentiment are driving momentum for the U.S. economy. If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it’s likely to be accompanied by rising real growth and higher wages. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018.

Further fueling optimism, Congress passed a sweeping tax reform bill in December 2017. The U.S. tax overhaul is likely to accentuate the reflationary themes already in place, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.42%	21.83%
U.S. small cap equities (Russell 2000® Index)	9.20	14.65
International equities (MSCI Europe, Australasia, Far East Index)	9.86	25.03
Emerging market equities (MSCI Emerging Markets Index)	15.92	37.28
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.55	0.86
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.01)	2.07
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.24	3.54
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.64	4.95
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.46	7.50
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of December 31, 2017	BlackRock Advantage Global Fund, Inc.

Investment Objective

BlackRock Advantage Global Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation.

On March 27, 2017, the Fund’s Board approved a proposal to change the name of BlackRock Global SmallCap Fund, Inc. to BlackRock Advantage Global Fund, Inc. The Board also approved certain changes to the Fund’s investment objective and investment strategies. In addition, Fund management has determined to change the benchmark indices against which the Fund compares its performance. At a joint special meeting held on August 24, 2017, the shareholders of the Fund approved the change to the Fund’s investment objective. These changes became effective on October 26, 2017. On December 27, 2017, the Fund’s issued and outstanding Investor B Shares converted to Investor A Shares.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended December 31, 2017, the Fund outperformed its former benchmarks, the MSCI All Country World Small Cap Index and the MSCI World Index, and its new benchmark, the MSCI All Country World Index.

On October 26, 2017, the Fund changed its name to BlackRock Advantage Global Fund, and there were concurrent changes to its investment strategy. Its benchmark changed from the MSCI All Country World Small Cap Index and the MSCI World Index to the MSCI All Country World Index on the same date. Concurrently, there were changes to the Fund’s investment strategy. The investment adviser believes the MSCI All Country World Index is more relevant to the Fund’s new investment objective and investment strategies. Following the conversion, the Fund became managed by BlackRock’s Systematic Active Equity (SAE) team, which incorporates a research-driven, systematic approach to identifying differentiated performance opportunities across markets. Performance prior to that date is attributable to the previous portfolio management team.

What factors influenced performance?

Prior to the Fund’s changes, stock selection in the consumer discretionary sector was the largest contributor to relative performance. Specifically, the Fund generated strong results in the hotels, restaurants & leisure industry, where Jubilant Foodworks Ltd. and Arcos Dorados Holdings, Inc. were the leading contributors. Stock selection in the materials, real estate, financials and industrials sectors also added value.

Stock selection in the health care sector, which was weakest within the health care providers & services industry, was the largest detractor from returns under the previous management team. Selection in energy and utilities detracted, as well.

Stock selection was the primary driver of performance following the transition to the new management team. Insights led by more traditional measures of financial quality — specifically, signals preferring dividend growers with a track record of shareholder-friendly capital allocation decisions — outperformed. Trending sentiment-based signals also delivered positive results at the stock and industry levels. Non-traditional cross-asset comparisons of company fundamentals delivered strong returns, as well. Further contributions came from overweight positions in the industrials and materials sectors, as well as overweight positions in the United States and Canada.

Stock selection signals that focused on relative comparisons of valuations detracted following the transition. Underperformance within the macro thematic signals basket was concentrated in signals that assess broad measures of market risk as well as those that capture supply-chain dynamics at the industry level. The Fund’s underexposure to the Pacific ex-Japan region also detracted in this interval.

The Fund held a modest position in index derivatives in order to maintain equity exposure during the transition of management teams. This aspect of its positioning had no material impact on performance.

Describe portfolio positioning at period end.

The Fund was overweight in the United States, with a preference for higher-quality stocks trading at attractive valuations. The Fund was underweight in Europe, which was a reflection of signals related to investor sentiment. From a sector perspective, the Fund’s value signal composite preferred materials and industrials over financials and energy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017	BlackRock Advantage Global Fund, Inc.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Apple, Inc.	2%
Facebook, Inc., Class A	2
Walt Disney Co.	1
Boeing Co.	1
McDonald’s Corp.	1
Mastercard, Inc., Class A	1
Texas Instruments, Inc.	1
Union Pacific Corp.	1
Oracle Corp.	1
Roche Holding AG	1

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
United States	53%
Japan	8
Canada	4
United Kingdom	4
Australia	4
Germany	4
Netherlands	3
Switzerland	2
Sweden	2
China	2
Norway	2
Finland	1
France	1
Taiwan	1
Hong Kong	1
Short-Term Securities	2
Other(a)	6

(a)	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

Performance Summary for the Period Ended December 31, 2017

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	13.05%	23.89%	N/A	11.63%	N/A	6.16%	N/A
Investor A	12.92	23.50	17.02%	11.24	10.05%	5.82	5.25%
Investor C	12.41	22.52	21.66	10.36	10.36	4.95	4.95
Class R	12.69	23.04	N/A	10.85	N/A	5.40	N/A
MSCI World Index(c)	10.61	22.40	N/A	11.64	N/A	5.03	N/A
MSCI All Country World Small Cap Index(d)	12.19	23.81	N/A	12.36	N/A	7.23	N/A
MSCI All Country World Index(e)	11.21	23.97	N/A	10.80	N/A	4.65	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.
(b)	The Fund primarily intends to invest in equity securities or other financial instruments that are components of, or have characteristics similar to, the securities included in the MSCI All Country World Index. The Fund’s total returns prior to October 26, 2017, are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Global SmallCap Fund, Inc.
(c)	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.
(d)	A free float-adjusted market capitalization weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets.
(e)	A free float-adjusted market capitalization index designed to measure the equity market performance of developed and emerging markets countries. The MSCI All Country World Index consists of 47 country indexes comprising of 23 developed and 24 emerging market country indexes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/2017)	Ending Account Value (12/31/2017)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/2017)	Ending Account Value (12/31/2017)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,130.50	$5.37	$1,000.00	$1,020.16	$5.09	1.00%
Investor A	1,000.00	1,129.20	7.19	1,000.00	1,018.45	6.82	1.34
Investor C	1,000.00	1,124.10	11.46	1,000.00	1,014.42	10.87	2.14
Class R	1,000.00	1,126.90	8.74	1,000.00	1,016.99	8.29	1.63

(a)	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of December 31, 2017	BlackRock EuroFund

Investment Objective

BlackRock EuroFund’s (the “Fund”) investment objective is to seek capital appreciation primarily through investment in equities of corporations domiciled in European countries.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended December 31, 2017, the Fund underperformed its benchmark, the MSCI Europe Index.

What factors influenced performance?

Both sector allocation and stock selection played a role in the Fund’s underperformance.

The Fund’s positioning in the health care sector was a key factor in its shortfall. The overall category was affected by pricing pressures in the United States and the weaker U.S. dollar, which made European companies less competitive. In addition, a number of the Fund’s individual holdings were hurt by company-specific issues. Shire PLC (United Kingdom) underperformed on concerns about competitive threats to the company’s hemophilia business, but the investment adviser retained the position on the belief that the issue was reflected in the stock price. Later in the year, Shire sold off further on the news that the company’s chief financial officer was leaving. However, the investment adviser did not believe this development significantly changed the investment case, especially in light of Shire’s cost-cutting efforts. Merck KGaA (Germany), which fell due to caution surrounding growing threats from Chinese competitors and questions about the company’s 2018 outlook, was another notable detractor in health care. AstraZeneca PLC (United Kingdom) also detracted due to a key drug trial that failed to show the expected benefits.

Outside of health care, the Fund lost ground through a position in the consumer staples stock Reckitt Benckiser Group PLC (United Kingdom), which came under pressure after the company posted weak organic growth and downgraded its guidance. An underweight in Royal Dutch Shell PLC (United Kingdom) also detracted amid the broader strength in the energy sector.

On the positive side, the luxury goods producer Kering SA (France)—whose third quarter results showed a continuation of the company’s robust operating trends — was the Fund’s best-performing stock in the semi-annual period. The Gucci brand registered strong organic sales growth that was significantly above consensus expectations, with the brand adding new customers and showing an increased retention rate among its existing customer base.

The Fund’s positioning in the information technology sector also had a positive effect on relative performance. The U.K. payment provider Worldpay Group PLC, which received an acquisition bid from its U.S. rival Vantiv at a 23% premium to the pre-offer price, was the top contributor in the sector.

The U.K.-based engineering stock Weir Group PLC, whose focus on the mining and energy markets positioned it to benefit from the rally in commodity prices, was also among the Fund’s leading performers. The Norwegian aluminum producer Norsk Hydro ASA was another leading contributor, as the prices of industrial metals benefitted from rising confidence that Chinese authorities could tackle the excess supply from domestic producers.

The Fund further benefited from its zero weighting in the food conglomerate Nestle SA (Switzerland), which lagged the overall market.

Describe recent portfolio activity.

The investment adviser increased the Fund’s allocation to the industrials sector given the tailwinds of accelerating global growth and favorable policy developments regarding infrastructure. The Fund exited a number of stocks the investment adviser believed had reached fair value, and it rotated the proceeds into new investments in Konecranes OYJ (Finland), Eiffage SA (France), Safran SA (France) and OSRAM Licht AG (Germany). The investment adviser believes OSRAM Licht has repositioned its portfolio around high-margin and fast-growing areas while exiting segments of the lighting business that have struggled.

In the consumer staples sector, the Fund sold its investment in the tobacco producer Imperial Brands PLC (United Kingdom). The past year brought increased evidence that the “heat-not-burn” technology is a threat to traditional cigarettes, and Imperial Brands does not have a product that can compete in this area. The Fund continued to hold British American Tobacco PLC, which the investment adviser believes is better positioned for this potential industry change, at the close of the period.

The Danish biotechnology company Genmab A/S was a new holding in the health care sector. The investment adviser initiated the position on the belief that the stock had reached an attractive valuation after falling due to weaker-than-expected results. Conversely, the Fund sold its remaining investment in Bayer AG (Germany) due to concerns about its pending deal with the U.S. company Monsanto Co.

Describe portfolio positioning at period end.

The Fund was overweight in the industrials, consumer discretionary, information technology, real estate, telecommunications services sectors, and it was underweight in health care, energy, consumer staples, financials, utilities and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2017	BlackRock EuroFund

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
British American Tobacco PLC	4%
Royal Dutch Shell PLC, Class A	4
Danske Bank A/S	3
Prudential PLC	3
SAP SE	3
ING Groep NV	3
Novo Nordisk A/S, Class B	2
Allianz SE, Registered Shares	2
Industria de Diseno Textil SA	2
Continental AG	2

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
United Kingdom	26%
France	14
Germany	14
Denmark	7
Spain	7
Netherlands	6
Italy	6
Sweden	5
Switzerland	5
Finland	5
Belgium	3
Other(a)	2

(a)	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

Performance Summary for the Period Ended December 31, 2017

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	6.20%	22.34%	N/A	5.42%	N/A	0.39%	N/A
Investor A	6.16	22.08	15.67%	5.20	4.07%	0.19	(0.35)%
Investor C	5.82	21.21	20.21	4.35	4.35	(0.64)	(0.64)
Class R	5.86	21.49	N/A	4.71	N/A	(0.37)	N/A
MSCI Europe Index(c)	8.80	25.51	N/A	7.37	N/A	1.34	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.
(b)	Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities, including common stock and convertible securities, of companies located in Europe. The Fund currently expects that a majority of the Fund’s assets will be invested in equity securities of companies in Western European countries, but may also invest in emerging markets in Eastern European countries.
(c)	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (07/01/2017)	Ending Account Value (12/31/2017)	Expenses Paid During the Period (a)	Beginning Account Value (07/01/2017)	Ending Account Value (12/31/2017)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,062.00	$5.51	$1,000.00	$1,019.86	$5.40	1.06%
Investor A	1,000.00	1,061.60	6.50	1,000.00	1,018.90	6.36	1.25
Investor C	1,000.00	1,058.20	10.63	1,000.00	1,014.87	10.41	2.05
Class R	1,000.00	1,058.60	8.98	1,000.00	1,016.48	8.79	1.73

(a)	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

FUND SUMMARY	7

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On December 27, 2017, all issued and outstanding Investor B Shares of BlackRock Advantage Global Fund, Inc. were converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, voluntarily waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples shown on previous pages (which are based on a hypothetical investment of $1,000 invested on July 1, 2017 and held through December 31, 2017) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2017 (Unaudited)	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 98.1%

Australia — 3.8%
Aristocrat Leisure Ltd.	250,490	$4,612,571
Beach Energy Ltd.	23,168	22,375
BHP Billiton Ltd.	96,477	2,216,164
BHP Billiton PLC	34,053	688,563
BlueScope Steel Ltd.	78,245	931,941
Caltex Australia Ltd.	62,515	1,656,099
Carsales.com Ltd.	9,292	104,713
CIMIC Group Ltd.	13,276	530,979
Coca-Cola Amatil Ltd.	22,658	150,106
Cochlear Ltd.	12,465	1,661,617
CSL Ltd.	7,127	783,212
CSR Ltd.	42,383	156,695
Fortescue Metals Group Ltd.	532,449	2,014,983
GPT Group	8,812	35,053
Macquarie Group Ltd.	15,262	1,180,437
Medibank Pvt Ltd.	32,311	82,743
Mineral Resources Ltd.	2,681	43,995
OZ Minerals Ltd.	37,400	265,633
Qantas Airways Ltd.	1,307,489	5,126,724
Rio Tinto Ltd.	7,137	419,620
South32 Ltd.	112,887	305,986
Star Entertainment Group Ltd.	4,457	21,059
Stockland	67,836	236,635
Telstra Corp. Ltd.	1,074,885	3,038,533
Wesfarmers Ltd.	15,022	519,429
Woodside Petroleum Ltd.	2,712	69,774
Woolworths Group Ltd.	30,644	651,072

		27,526,711
Austria — 0.7%
OMV AG	80,630	5,110,851

Belgium — 0.2%
Bekaert SA NV	774	33,753
bpost SA	4,878	148,428
KBC Group NV	1,008	85,895
UCB SA	11,757	932,167

		1,200,243
Bermuda — 0.0%
Assured Guaranty Ltd.	1,280	43,320

Brazil — 0.3%
AMBEV SA	41,172	264,129
Cia. Hering	79,653	615,201
Hypermarcas SA	58,630	636,303
JBS SA	110,360	326,376
Metalurgica Gerdau SA, Preference Shares	19,897	34,730
Porto Seguro SA	17,922	196,288
Vale SA	12,130	147,223

		2,220,250
Canada — 4.6%
Bank of Nova Scotia	113,355	7,315,256
Barrick Gold Corp.	16,498	238,611
BCE, Inc.	1,502	72,148
Canadian Imperial Bank of Commerce	16,082	1,567,771
Canadian National Railway Co.	38,150	3,145,782
Canadian Pacific Railway Ltd.	14,007	2,559,147
Celestica, Inc.(a)	5,532	58,005
Detour Gold Corp.(a)	2,559	30,089
Intact Financial Corp.	1,325	110,670
Lundin Mining Corp.	7,292	48,497
Manulife Financial Corp.	77,589	1,618,443
Maple Leaf Foods, Inc.	9,265	264,019

Security	Shares	Value
Canada (continued)
National Bank of Canada	21,140	$1,054,814
Norbord, Inc.	776	26,268
Royal Bank of Canada	89,591	7,316,160
Sun Life Financial, Inc.	50,715	2,093,154
Teck Resources Ltd., Class B	67,955	1,776,993
Toronto-Dominion Bank	65,163	3,818,023

		33,113,850
China — 1.9%
3SBio, Inc.(a)(b)	16,000	31,363
Agricultural Bank of China Ltd., Class H	1,167,000	542,351
Alibaba Group Holding Ltd. — ADR(a)	5,546	956,297
Anhui Conch Cement Co. Ltd., Class H	6,500	30,509
Bank of China Ltd., Class H	2,234,001	1,094,070
Bank of Communications Co. Ltd., Class H	285,000	210,943
China Construction Bank Corp., Class H	2,403,001	2,212,087
China Life Insurance Co. Ltd. Class H	356,000	1,110,191
China Pacific Insurance Group Co. Ltd., Class H	39,000	186,638
China Petroleum & Chemical Corp., Class H	922,000	675,303
China Shenhua Energy Co. Ltd., Class H	20,000	51,669
CITIC Securities Co. Ltd., Class H	51,000	104,899
CNOOC Ltd.	884,000	1,269,085
Dongfeng Motor Group Co. Ltd., Class H	196,000	236,578
Huaneng Power International, Inc. Class H	176,000	110,313
Industrial & Commercial Bank of China Ltd., Class H	1,325,000	1,062,165
PetroChina Co. Ltd., Class H	974,000	677,268
Tencent Holdings Ltd.	62,800	3,250,397

		13,812,126
Denmark — 0.0%
Carlsberg A/S, Class B	1,123	134,571
Genmab A/S(a)	952	157,881

		292,452
Finland — 1.3%
Sampo OYJ, Class A	61,377	3,368,444
Tieto OYJ	6	187
UPM-Kymmene OYJ	180,194	5,594,059
Valmet OYJ	19,009	375,090

		9,337,780
France — 1.3%
Arkema SA	2,343	285,482
AtoS SE	3,751	545,359
AXA SA	49,407	1,464,059
BNP Paribas SA	18,675	1,389,207
Bouygues SA	1,966	102,011
Capgemini SE	1,845	218,525
Compagnie de Saint-Gobain	19,917	1,096,156
Faurecia	3,896	303,635
Kering SA	961	452,369
Klepierre SA	2,487	109,314
Nexity SA(a)	1,044	62,102
Orange SA	3,822	66,238
Peugeot SA	130,253	2,645,577
Renault SA	2,586	259,578
Societe Television Francaise 1	14,788	217,977
SOITEC(a)	284	20,258
Veolia Environnement SA	852	21,725

		9,259,572
Germany — 3.6%
Aareal Bank AG	9,108	411,246
adidas AG	255	50,997
Aurubis AG	19,969	1,853,594
BASF SE	488	53,500
Bayer AG, Registered Shares	12,738	1,582,863

SCHEDULES OF INVESTMENTS	9

Schedule of Investments (continued) December 31, 2017 (Unaudited)	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value
Germany (continued)
CECONOMY AG	10,778	$162,668
Covestro AG(b)	17,193	1,770,302
CTS Eventim AG & Co. KGaA	1,331	61,880
Deutsche Lufthansa AG, Registered Shares	18,466	678,140
Deutsche Post AG, Registered Shares	7,360	349,847
E.ON SE	575,215	6,233,113
Evonik Industries AG	2,826	106,142
Hannover Rueck SE	1,387	174,018
Hella GmbH & Co. KGaA	1,214	74,932
Hochtief AG	34,494	6,091,895
Infineon Technologies AG	3,031	82,547
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	1,916	413,760
Puma SE	36	15,680
Rheinmetall AG	3,120	394,566
Salzgitter AG	2,326	132,130
SAP SE	23,033	2,576,822
Siltronic AG(a)	942	136,187
Software AG	1,142	64,056
Steinhoff International Holdings NV	10,110	3,795
Suedzucker AG	70,434	1,524,664
Talanx AG(a)	9,056	369,047
Telefonica Deutschland Holding AG	121,414	607,640
Wacker Chemie AG	661	128,073
Wirecard AG	1,665	185,052

		26,289,156
Hong Kong — 1.2%
AIA Group Ltd.	141,200	1,200,997
China Mobile Ltd.	283,500	2,866,763
CLP Holdings Ltd.	129,000	1,320,075
GOME Retail Holdings Ltd.	554,001	66,555
Hang Lung Properties Ltd.	35,000	85,259
Hong Kong Exchanges & Clearing Ltd.	19,150	585,766
Sun Hung Kai Properties Ltd.	114,000	1,897,991
WH Group Ltd.(b)	365,001	412,052

		8,435,458
Hungary — 0.3%
MOL Hungarian Oil & Gas PLC	86,168	999,049
OTP Bank PLC	24,217	1,000,146
Richter Gedeon Nyrt	3,613	94,595

		2,093,790
India — 0.6%
Aurobindo Pharma Ltd.	43,100	463,839
Glenmark Pharmaceuticals Ltd.	6,811	63,391
HCL Technologies Ltd.	11,622	162,146
Hero MotoCorp Ltd.	1,635	96,844
Hindustan Unilever Ltd.	12,835	275,059
Housing Development & Infrastructure Ltd.(a)	26,115	26,706
Housing Development Finance Corp. Ltd.	16,641	445,623
IndusInd Bank Ltd.	4,503	116,180
Infosys Ltd.	16,465	267,612
Kotak Mahindra Bank Ltd.	16,166	255,598
Mahindra & Mahindra Ltd.	13,668	160,576
Page Industries Ltd.	110	44,018
Petronet LNG Ltd.	13,428	53,478
Power Grid Corp. of India Ltd.	13,148	41,203
Sun Pharmaceutical Industries Ltd.	60,714	543,280
Tata Consultancy Services Ltd.	9,648	407,936
Tech Mahindra Ltd.	7,936	62,671
Titan Co. Ltd.	2,792	37,538
UltraTech Cement Ltd.	1,254	84,780
United Spirits Ltd.(a)	7,721	443,137
Wipro Ltd.	6,344	31,111

		4,082,726

Security	Shares	Value
Indonesia — 0.2%
Bank Central Asia Tbk PT	402,601	$649,572
Telekomunikasi Indonesia Persero Tbk PT	2,230,401	729,995

		1,379,567
Ireland — 0.1%
DCC PLC	6,970	701,341
ICON PLC(a)	142	15,813

		717,154
Isle of Man — 0.0%
Playtech PLC	2,243	26,020

Israel — 0.0%
Wix.com Ltd.(a)(c)	359	20,603

Italy — 0.2%
Assicurazioni Generali SpA	60,907	1,108,577
Azimut Holding SpA	1,692	32,370
Banca Mediolanum SpA	1,981	17,149
Ferrari NV	1,653	173,202
Moncler SpA	5,749	179,699
Snam SpA	6,847	33,528

		1,544,525
Japan — 7.9%
Astellas Pharma, Inc.	446,701	5,674,551
Chubu Electric Power Co., Inc.	10,900	135,200
Dai-ichi Life Holdings, Inc.	2,700	55,491
Daicel Corp.	3,000	34,045
Daito Trust Construction Co. Ltd.	22,900	4,665,442
Daiwa Securities Group, Inc.	7,000	43,796
Disco Corp.	100	22,164
Fuji Media Holdings, Inc.	2,000	31,392
Fujitsu Ltd.	91,000	645,147
Gree, Inc.	17,500	109,692
Hitachi Ltd.	428,000	3,320,508
Hokuhoku Financial Group, Inc.	3,900	60,768
Iida Group Holdings Co. Ltd.	30,500	574,091
Japan Post Holdings Co. Ltd.	15,800	180,972
JTEKT Corp.	18,100	310,128
JXTG Holdings, Inc.	633,401	4,070,422
KDDI Corp.	54,100	1,343,818
Kinden Corp.	4,100	66,755
Mitsubishi Chemical Holdings Corp.	313,700	3,432,483
Mitsubishi Logistics Corp.	1,200	31,110
Mizuho Financial Group, Inc.	239,500	433,037
MS&AD Insurance Group Holdings, Inc.	27,200	917,468
Nichirei Corp.	2,100	58,049
Nihon Unisys Ltd.	1,200	24,916
Nippon Kayaku Co. Ltd.	5,600	83,037
Nippon Steel & Sumitomo Metal Corp.	7,900	201,840
Nippon Telegraph & Telephone Corp.	86,200	4,052,613
Nippon Television Holdings, Inc.	6,600	112,917
NTT DOCOMO, Inc.	254,000	6,005,574
Resona Holdings, Inc.	399,700	2,381,721
Secom Co. Ltd.	22,800	1,720,098
Shikoku Electric Power Co., Inc.	1,800	19,593
Shionogi & Co. Ltd.	12,500	675,436
Skylark Co. Ltd.	2,100	29,840
Square Enix Holdings Co. Ltd.	500	23,724
Sumitomo Chemical Co. Ltd.	59,000	422,183
Sumitomo Mitsui Financial Group, Inc.	164,600	7,094,999
Sumitomo Mitsui Trust Holdings, Inc.	7,000	276,962
T&D Holdings, Inc.	15,900	271,262
Tokai Carbon Co. Ltd.	2,800	34,549
Tokai Rika Co. Ltd.	2,500	52,460
Tokyo Electron Ltd.	21,000	3,788,178

10	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017 (Unaudited)	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value
Japan (continued)
Tokyo Gas Co. Ltd.	94,300	$2,154,607
Toppan Printing Co. Ltd.	16,000	144,530
Ulvac, Inc.	3,200	200,694
West Japan Railway Co.	10,900	795,198
Zeon Corp.	9,200	132,770

		56,916,230
Jersey — 0.0%
Centamin PLC	11,990	25,534

Luxembourg — 0.0%
APERAM SA	4,700	241,403

Malaysia — 0.1%
Axiata Group Bhd	119,901	162,313
Malayan Banking Bhd	86,301	208,853
Petronas Chemicals Group Bhd	74,300	141,366
Public Bank Bhd	46,200	237,222
Tenaga Nasional Bhd	71,600	269,751

		1,019,505
Mexico — 0.0%
Wal-Mart de Mexico SAB de CV	13,502	33,087

Netherlands — 2.6%
ASML Holding NV	15,236	2,648,904
ASR Nederland NV	6,523	268,531
BE Semiconductor Industries NV	23,558	1,967,908
Gemalto NV	7,049	417,442
ING Groep NV	86,835	1,594,006
Koninklijke Ahold Delhaize NV	107,875	2,371,390
Koninklijke DSM NV	71,516	6,831,483
Koninklijke KPN NV	197,952	691,102
NN Group NV	4,814	208,222
PostNL NV	12,720	62,092
Randstad Holding NV	2,765	169,658
Royal Dutch Shell PLC, Class A	27,069	903,650
Royal Dutch Shell PLC, Class B	16,216	546,058

		18,680,446
Norway — 1.7%
DNB ASA	12,759	236,187
Gjensidige Forsikring ASA	8,919	168,233
Leroy Seafood Group ASA	103,815	556,084
Norsk Hydro ASA	523,556	3,968,972
Orkla ASA	70,853	750,835
Salmar ASA	3,123	93,826
Statoil ASA	94,019	2,012,799
Storebrand ASA	8,915	72,525
Telenor ASA	219,966	4,708,745
TGS Nopec Geophysical Co. ASA	3,685	87,250

		12,655,456
Peru — 0.1%
Credicorp Ltd.	482	99,774
Southern Copper Corp.	10,109	479,624

		579,398
Poland — 0.2%
Bank Pekao SA	11,256	418,003
KGHM Polska Miedz SA	4,064	129,408
PGE SA(a)	17,114	59,150
Polski Koncern Naftowy ORLEN SA	25,622	778,744
Powszechny Zaklad Ubezpieczen SA	18,274	221,024

		1,606,329
Portugal — 0.0%
Jeronimo Martins SGPS SA	4,147	80,563

Security	Shares	Value
Russia — 0.2%
Evraz PLC	12,190	$55,958
Lukoil PJSC	6,751	390,000
Magnit PJSC — GDR	4,646	126,447
MMC Norilsk Nickel PJSC	794	149,062
Mobile TeleSystems PJSC — ADR	9,210	93,850
Novatek PJSC — GDR	1,432	172,126
Severstal PJSC	2,220	34,143
Surgutneftegas OJSC	127,476	61,657
Tatneft PJSC	16,981	140,751

		1,223,994
Singapore — 0.3%
Ascendas Real Estate Investment Trust	38,000	77,123
CapitaLand Ltd.	407,701	1,072,531
CapitaLand Mall Trust	12,500	19,887
Genting Singapore PLC	14,900	14,552
Venture Corp. Ltd.	52,701	804,575

		1,988,668
South Africa — 0.2%
Bidvest Group Ltd.	33,632	590,213
FirstRand Ltd.	27,699	149,946
Investec Ltd.	9,546	69,223
Kumba Iron Ore Ltd.	7,303	223,785
Mondi PLC	2,581	67,077
Standard Bank Group Ltd.	15,017	236,449

		1,336,693
South Korea — 0.3%
Celltrion, Inc.(a)	1,219	251,447
Hyundai Development Co-Engineering & Construction(a)	4,259	153,233
Hyundai Engineering & Construction Co. Ltd.(a)	1,702	57,707
Korea Electric Power Corp.(a)	4,314	153,312
LG Electronics, Inc.(a)	525	51,909
Medy-Tox, Inc.	76	34,424
Samsung SDS Co. Ltd.(a)	133	24,799
SillaJen, Inc.(a)	770	67,159
SK Hynix, Inc.(a)	14,166	1,006,087
SK Innovation Co. Ltd.	3,732	711,956

		2,512,033
Spain — 0.3%
Atlantica Yield PLC	1,080	22,907
Grifols SA	4,562	133,388
Mediaset Espana Comunicacion SA	167,578	1,879,352
Repsol SA	5,843	103,149

		2,138,796
Sweden — 2.1%
Axfood AB	805	15,508
Boliden AB	74,207	2,537,710
Electrolux AB, Class B	24,487	788,368
Essity AB, Class B(a)	2,706	76,899
Fabege AB	2,475	52,739
JM AB	13,269	302,271
Loomis AB, Class B	502	21,088
Melker Schorling AB	197	13,651
NCC AB, -B Shares	12,996	249,207
Sandvik AB	68,502	1,199,106
Skandinaviska Enskilda Banken AB, Class A	9,458	111,060
SSAB AB, A Shares(a)	60,397	330,048
Svenska Cellulosa AB SCA, B Shares	40,757	420,086
Swedish Match AB	103,989	4,096,260
Volvo AB, Class B	250,641	4,667,387

		14,881,388

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (continued) December 31, 2017 (Unaudited)	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value
Switzerland — 2.7%
Bucher Industries AG, Registered Shares	39	$15,849
Ferguson PLC	12,416	891,021
Georg Fischer AG, Registered Shares	689	909,595
Glencore PLC(a)	71,568	374,579
Helvetia Holding AG, Registered Shares	329	185,049
IWG PLC	10,114	35,149
Logitech International SA, Registered Shares	46,613	1,570,268
OC Oerlikon Corp. AG, Registered Shares(a)	1,073	18,112
Roche Holding AG	30,400	7,686,798
STMicroelectronics NV	218,760	4,772,015
Swiss Life Holding AG, Registered Shares(a)	48	16,967
TE Connectivity Ltd.	29,367	2,791,039

		19,266,441
Taiwan — 1.2%
Advanced Semiconductor Engineering, Inc.	142,000	181,764
AU Optronics Corp.	391,000	162,498
Cathay Financial Holding Co. Ltd.	301,000	539,255
Chipbond Technology Corp.	8,000	15,105
CTBC Financial Holding Co. Ltd.	445,000	305,896
Fubon Financial Holding Co. Ltd.	598,001	1,016,579
Hon Hai Precision Industry Co. Ltd.	1,370,001	4,356,035
Inventec Co. Ltd.	331,000	263,422
MediaTek, Inc.	12,000	117,958
Novatek Microelectronics Corp.	25,000	95,041
Pegatron Corp.	126,000	303,586
Realtek Semiconductor Corp.	44,000	160,388
TaiMed Biologics, Inc.(a)	2,000	12,383
Taiwan Semiconductor Manufacturing Co. Ltd.	104,000	796,335
Uni-President Enterprises Corp.	71,000	157,239

		8,483,484
Thailand — 0.6%
Kasikornbank PCL — NVDR	186,100	1,321,741
Krung Thai Bank PCL — NVDR	216,901	127,499
PTT Exploration & Production PCL — NVDR	43,500	133,310
PTT Global Chemical PCL — NVDR	79,100	206,163
PTT PCL — NVDR	70,400	948,727
Siam Commercial Bank PCL — NVDR	85,000	390,147
Total Access Communication PCL(a)	156,200	234,316
True Corp. PCL — NVDR(a)	3,243,501	615,268

		3,977,171
Turkey — 0.7%
Akbank TAS	206,826	536,754
BIM Birlesik Magazalar AS	9,318	191,622
Emlak Konut Gayrimenkul Yatirim Ortakligi AS(a)(c)	264,322	195,732
Haci Omer Sabanci Holding AS	120,649	353,460
KOC Holding AS	45,255	220,492
Tupras Turkiye Petrol Rafinerileri AS	10,499	336,455
Turkiye Garanti Bankasi AS	211,575	597,877
Turkiye Halk Bankasi	239,956	681,910
Turkiye Is Bankasi, Class C	832,547	1,528,710
Turkiye Vakiflar Bankasi Tao, Class D	299,593	534,368
Yapi ve Kredi Bankasi(a)	202,047	231,037

		5,408,417
United Kingdom — 3.5%
Anglo American PLC	94,770	1,958,382
ASOS PLC(a)	886	79,932
Associated British Foods PLC	26,187	997,051
Barratt Developments PLC	25,310	220,791
British American Tobacco PLC	57,596	3,893,421
Close Brothers Group PLC	2,349	45,923
Coca-Cola European Partners PLC	18,298	729,175
Croda International PLC	2,423	144,441
Diageo PLC	92,447	3,388,587

Security	Shares	Value
United Kingdom (continued)
Dialog Semiconductor PLC(a)(c)	18,147	$561,966
Direct Line Insurance Group PLC	23,450	120,669
DS Smith PLC	23,932	166,818
Electrocomponents PLC	6,705	56,601
Fevertree Drinks PLC	1,496	45,991
GKN PLC	44,968	193,377
GlaxoSmithKline PLC	34,609	612,898
Hammerson PLC	19,726	145,537
Hays PLC	55,770	137,357
Imperial Brands PLC	76,946	3,282,104
Inchcape PLC	8,154	85,898
Indivior PLC(a)	15,011	82,433
Intertek Group PLC	33,622	2,351,307
Legal & General Group PLC	66,741	245,713
Moneysupermarket.com Group PLC	12,085	58,070
National Grid PLC	55,970	659,804
Old Mutual PLC	34,049	104,274
Persimmon PLC	6,634	245,240
Qinetiq Group PLC	76,990	240,224
Reckitt Benckiser Group PLC	7,509	700,541
RELX PLC	7,570	177,503
Rentokil Initial PLC	213,176	913,276
Rightmove PLC	3,048	184,970
Rio Tinto PLC	2,821	147,983
Royal Mail PLC	15,301	93,483
Schroders PLC	789	37,348
Spirax-Sarco Engineering PLC	6,747	510,105
Subsea 7 SA	3,302	49,471
Taylor Wimpey PLC	14,337	39,953
Thomas Cook Group PLC	435,453	722,561
Unilever PLC	15,665	868,877
WPP PLC	8,656	156,377

		25,456,432
United States — 53.1%
AbbVie, Inc.	24,744	2,392,992
Adobe Systems, Inc.(a)	26,580	4,657,879
Advanced Energy Industries, Inc.(a)	491	33,133
Agilent Technologies, Inc.	68,653	4,597,691
Air Products & Chemicals, Inc.	20,949	3,437,312
Alexion Pharmaceuticals, Inc.(a)	3,550	424,545
Alkermes PLC(a)	2,434	133,213
Allstate Corp.	30,805	3,225,592
Alnylam Pharmaceuticals, Inc.(a)	1,403	178,251
Alphabet, Inc., Class A(a)	2,464	2,595,578
Alphabet, Inc., Class C(a)	2,619	2,740,522
Altria Group, Inc.	58,862	4,203,335
Amazon.com, Inc.(a)	4,553	5,324,597
AMC Networks, Inc., Class A(a)	1,013	54,783
Amdocs Ltd.	17,259	1,130,119
Ameren Corp.	9,140	539,169
American Water Works Co., Inc.	281	25,709
Ameriprise Financial, Inc.	21,124	3,579,884
AmerisourceBergen Corp.	20,884	1,917,569
Amgen, Inc.	11,389	1,980,547
Amphenol Corp., Class A	158	13,872
Apple, Inc.	90,219	15,267,761
Applied Materials, Inc.	17,124	875,379
Archer-Daniels-Midland Co.	107,093	4,292,287
Armstrong World Industries, Inc.(a)	368	22,282
Aspen Technology, Inc.(a)(c)	2,904	192,245
Axis Capital Holdings Ltd.	2,881	144,799
Baker Hughes a GE Co.	4,727	149,562
Bank of America Corp.	10,091	297,886
Baxter International, Inc.	78,856	5,097,252

12	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017 (Unaudited)	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value
United States (continued)
Berkshire Hathaway, Inc., Class A(a)	2	$595,200
Best Buy Co., Inc.	12,062	825,885
Biogen, Inc.(a)	3,338	1,063,387
BioMarin Pharmaceutical, Inc.(a)	2,701	240,848
Boeing Co.	29,472	8,691,588
BorgWarner, Inc.	5,019	256,421
Brighthouse Financial, Inc.(a)	2,421	141,967
Brixmor Property Group, Inc.	34,688	647,278
Bruker Corp.	2,228	76,465
Bunge Ltd.	7,893	529,462
Burlington Stores, Inc.(a)	1,020	125,491
Cabot Corp.	6,103	375,884
Cadence Design Systems, Inc.(a)	703	29,399
Carnival Corp.	70,633	4,687,912
Carnival PLC	27,932	1,837,799
CBRE Group, Inc., Class A(a)	3,943	170,771
CBS Corp., Class B	51,804	3,056,436
Celgene Corp.(a)	12,282	1,281,750
Church & Dwight Co., Inc.	2,089	104,805
Cisco Systems, Inc.	176,759	6,769,870
Citizens Financial Group, Inc.	138,229	5,802,853
CME Group, Inc.	28,401	4,147,966
CMS Energy Corp.	40,325	1,907,373
Colfax Corp.(a)	966	38,273
Comcast Corp., Class A	189,621	7,594,281
Conagra Brands, Inc.	17,898	674,218
ConocoPhillips	852	46,766
Corning, Inc.	9,912	317,085
Costco Wholesale Corp.	27,508	5,119,789
Cullen/Frost Bankers, Inc.	153	14,481
Cummins, Inc.	6,042	1,067,259
CVS Health Corp.	46,943	3,403,367
Danaher Corp.	1,034	95,976
DCT Industrial Trust, Inc.	2,840	166,935
Devon Energy Corp.	391	16,187
Dolby Laboratories, Inc., Class A	447	27,714
Dr. Pepper Snapple Group, Inc.	30,300	2,940,918
DTE Energy Co.	1,507	164,956
Duke Realty Corp.	7,001	190,497
Eastman Chemical Co.	11,029	1,021,727
eBay, Inc.(a)	3,420	129,071
Edison International	4,840	306,082
Electronic Arts, Inc.(a)	257	27,000
Emerson Electric Co.	4,057	282,732
Estee Lauder Cos., Inc., Class A	12,411	1,579,176
Evercore, Inc., Class A	190	17,100
Expeditors International of Washington, Inc.	384	24,841
Express Scripts Holding Co.(a)	26,085	1,946,984
Exxon Mobil Corp.	9,668	808,632
Facebook, Inc., Class A(a)	64,703	11,417,491
Fidelity National Information Services, Inc.	314	29,544
First Horizon National Corp.	11,039	220,670
Flex Ltd.(a)	56,865	1,023,001
Fluor Corp.	2,057	106,244
FNF Group	2,432	95,432
Fortinet, Inc.(a)	9,117	398,322
Fortune Brands Home & Security, Inc.	4,226	289,227
Franklin Resources, Inc.	2,933	127,087
Genpact Ltd.	36,860	1,169,936
Gilead Sciences, Inc.	20,298	1,454,149
Great Plains Energy, Inc.	977	31,498
Guidewire Software, Inc.(a)(c)	620	46,041
H&R Block, Inc.	1,364	35,764
Hanover Insurance Group, Inc.	193	20,859
Hartford Financial Services Group, Inc.	10,212	574,731

Security	Shares	Value
United States (continued)
Hasbro, Inc.	42,725	$3,883,275
Hershey Co.	30,481	3,459,898
Hewlett Packard Enterprise Co.	61,915	889,099
Honeywell International, Inc.	12,763	1,957,334
HP, Inc.	205,817	4,324,194
Humana, Inc.	26,511	6,576,584
IDEXX Laboratories, Inc.(a)	6,997	1,094,191
Illinois Tool Works, Inc.	24,878	4,150,894
Incyte Corp.(a)	2,744	259,884
Ingersoll-Rand PLC	39,957	3,563,765
Ingredion, Inc.	6,431	899,054
Intel Corp.	26,805	1,237,319
Intercontinental Exchange, Inc.	12,776	901,475
InterDigital, Inc.	3,534	269,114
International Business Machines Corp.	24,555	3,767,228
Interpublic Group of Cos., Inc.	106,132	2,139,621
Intuit, Inc.	23,197	3,660,023
ITT, Inc.	1,174	62,656
Jabil, Inc.	6,190	162,488
Jack in the Box, Inc.	179	17,562
Johnson & Johnson	9,424	1,316,721
Jones Lang LaSalle, Inc.	288	42,892
JPMorgan Chase & Co.	9,468	1,012,508
Kansas City Southern	7,631	802,934
KAR Auction Services, Inc.	8,856	447,317
Kellogg Co.	7,627	518,483
KLA-Tencor Corp.	4,739	497,927
Kohl’s Corp.	10,756	583,298
Lam Research Corp.	487	89,642
Lamb Weston Holdings, Inc.	311	17,556
Landstar System, Inc.	3,337	347,382
Lear Corp.	18,038	3,186,593
Legg Mason, Inc.	5,052	212,083
Liberty Media Corp. — Liberty SiriusXM, Class A(a)	6,087	241,410
Liberty Media Corp. — Liberty SiriusXM, Class C(a)	10,712	424,838
Liberty Property Trust	992	42,666
Lincoln National Corp.	3,746	287,955
Lowe’s Cos., Inc.	60,578	5,630,119
LyondellBasell Industries NV, Class A	18,698	2,062,763
Madison Square Garden Co., Class A(a)	857	180,698
ManpowerGroup, Inc.	26,137	3,296,137
Marathon Petroleum Corp.	8,349	550,867
Masco Corp.	42,031	1,846,842
Masimo Corp.(a)	2,418	205,046
Mastercard, Inc., Class A	55,168	8,350,228
Maxim Integrated Products, Inc.	68,051	3,557,706
McDonald’s Corp.	50,054	8,615,294
McKesson Corp.	9,352	1,458,444
Mettler-Toledo International, Inc.(a)	2,653	1,643,587
Michael Kors Holdings Ltd.(a)	4,212	265,145
Microsoft Corp.	58,048	4,965,426
MKS Instruments, Inc.	207	19,562
Motorola Solutions, Inc.	1,201	108,498
MSC Industrial Direct Co., Inc., Class A	511	49,393
MSCI, Inc.	280	35,431
NetApp, Inc.	68,708	3,800,927
Newmont Mining Corp.	90,848	3,408,617
Norfolk Southern Corp.	29,081	4,213,837
ON Semiconductor Corp.(a)	1,737	36,373
Oracle Corp.	167,132	7,902,001
Oshkosh Corp.	3,856	350,472
Outfront Media, Inc.	1,574	36,517
Owens Corning	21,201	1,949,220
PACCAR, Inc.	81,143	5,767,644
Palo Alto Networks, Inc.(a)	3,754	544,105

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) December 31, 2017 (Unaudited)	BlackRock Advantage Global Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value
United States (continued)
Park Hotels & Resorts, Inc.	2,466	$70,898
Parker-Hannifin Corp.	3,971	792,532
PayPal Holdings, Inc.(a)	7,684	565,696
Peabody Energy Corp.(a)	1,980	77,953
Penske Automotive Group, Inc.	314	15,025
Performance Food Group Co.(a)	407	13,472
PerkinElmer, Inc.	312	22,813
PG&E Corp.	1,833	82,173
Pilgrim’s Pride Corp.(a)	594	18,450
Pinnacle Foods, Inc.	733	43,592
Pinnacle West Capital Corp.	4,960	422,493
Portland General Electric Co.	4,967	226,396
Post Holdings, Inc.(a)	265	20,996
PPL Corp.	22,150	685,543
Principal Financial Group, Inc.	24,489	1,727,944
Prologis, Inc.	3,752	242,042
Prudential Financial, Inc.	32,960	3,789,741
QUALCOMM, Inc.	2,231	142,829
Ralph Lauren Corp.	27,727	2,875,013
Raytheon Co.	2,297	431,491
Regeneron Pharmaceuticals, Inc.(a)	1,213	456,039
Reinsurance Group of America, Inc.	1,065	166,065
Reliance Steel & Aluminum Co.	4,161	356,972
Robert Half International, Inc.	2,897	160,899
Rockwell Automation, Inc.	10,697	2,100,356
Ross Stores, Inc.	27,782	2,229,506
Royal Caribbean Cruises Ltd.	583	69,540
Ryder System, Inc.	16,339	1,375,254
S&P Global, Inc.	30,469	5,161,449
Seattle Genetics, Inc.(a)	1,790	95,765
Shire PLC	14,281	740,058
Sims Metal Management Ltd.	1,614	19,740
Skyworks Solutions, Inc.	11,508	1,092,685
Stanley Black & Decker, Inc.	804	136,431
Steel Dynamics, Inc.	15,799	681,411
SunTrust Banks, Inc.	53,550	3,458,794
SYNNEX Corp.	394	53,564
Synopsys, Inc.(a)	15,710	1,339,120
T-Mobile U.S., Inc.(a)	837	53,158
Take-Two Interactive Software, Inc.(a)	485	53,243
Target Corp.	69,019	4,503,490
TD Ameritrade Holding Corp.	22,909	1,171,337
Tenneco, Inc.	2,308	135,110
Teradyne, Inc.	3,710	155,338
TESARO, Inc.(a)	672	55,689
Texas Instruments, Inc.	77,477	8,091,698
Tiffany & Co.	150	15,593
Time Warner, Inc.	12,113	1,107,976
TJX Cos., Inc.	75,506	5,773,189
Toro Co.	651	42,465
Tractor Supply Co.	609	45,523
Trinseo SA	988	71,729
Tyson Foods, Inc., Class A	23,131	1,875,230
UGI Corp.	9,972	468,185
Union Pacific Corp.	59,489	7,977,475
United Therapeutics Corp.(a)	785	116,141
UnitedHealth Group, Inc.	10,794	2,379,645
Unum Group	21,561	1,183,483
Urban Outfitters, Inc.(a)	915	32,080
Valero Energy Corp.	80,515	7,400,134
Vectren Corp.	6,131	398,638
Ventas, Inc.	1,708	102,497
Verint Systems, Inc.(a)	571	23,896
VeriSign, Inc.(a)(c)	34,997	4,005,057
Vertex Pharmaceuticals, Inc.(a)	3,957	592,996

Security	Shares	Value
United States (continued)
Visa, Inc., Class A	36,284	$4,137,102
VMware, Inc., Class A(a)(c)	13,530	1,695,580
Walgreens Boots Alliance, Inc.	14,142	1,026,992
Walt Disney Co.	81,837	8,798,296
Waste Management, Inc.	14,579	1,258,168
Weingarten Realty Investors	18,095	594,783
WellCare Health Plans, Inc.(a)	772	155,257
WESCO International, Inc.(a)	306	20,854
Westar Energy, Inc.	49,529	2,615,131
WR Grace & Co.	9,825	689,027
Xcel Energy, Inc.	5,667	272,639
Xilinx, Inc.	660	44,497
Zions Bancorporation	554	28,160
Zoetis, Inc.	14,324	1,031,901

		384,313,482

Total Common Stocks — 98.1% (Cost — $679,566,698)		709,331,104

Preferred Stocks — 0.4%

Brazil — 0.4%
Banco Bradesco SA, Preference Shares	70,888	723,268
Itau Unibanco Holding SA, Preference Shares	128,483	1,649,107
Itausa — Investimentos Itau SA, Preference Shares	128,339	418,585

		2,790,960
Russia — 0.0%
Surgutneftegas OJSC, Preference Shares	123,831	60,408

Total Preferred Stocks — 0.4% (Cost — $3,004,960)		2,851,368

Rights — 0.0%

Spain — 0.0%
Repsol SA (Expires 01/10/18)(a)	2,724	1,239

Total Rights—0.0% (Cost — $1,248)		1,239

Total Long-Term Investments — 98.5% (Cost — $682,572,906)		712,183,711

Short-Term Securities — 1.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class,
1.17%(d)(f)	9,220,987	9,220,987
SL Liquidity Series, LLC, Money Market Series,
1.48%(d)(e)(f)	2,589,316	2,589,058

Total Short-Term Securities — 1.6% (Cost — $11,810,081)		11,810,045

Total Investments — 100.1% (Cost — $694,382,987)		723,993,756
Liabilities in Excess of Other Assets — (0.1)%		(728,641)

Net Assets — 100.0%		$723,265,115

(a)	Non-income producing security.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Security, or a portion of the security, is on loan.
(d)	Annualized 7-day yield as of period end.
(e)	Security was purchased with the cash collateral from loaned securities.

14	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017 (Unaudited)	BlackRock Advantage Global Fund, Inc.

(f)	During the period ended December 31, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 06/30/17	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	9,220,987	9,220,987	$9,220,987	$50,662		$43	$—
SL Liquidity Series, LLC, Money Market Series	88,690,601	(86,101,285)	2,589,316	2,589,058	437,642	(b)	1,569	(6,617)

				$11,810,045	$488,304		$1,612	$(6,617)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro Stoxx 50 Index	41	03/16/18	$1,718	$(32,055)
FTSE 100 Index	8	03/16/18	825	23,907
MSCI Emerging Markets E-Mini Index	16	03/16/18	931	35,749
S&P 500 E-Mini Index	45	03/16/18	6,021	15,477
S&P/TSX 60 Index	2	03/15/18	305	495
SPI 200 Index	2	03/15/18	235	(199)
Yen Denom Nikkei Index	14	03/08/18	1,410	963

				$44,337

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$76,591	$—	$—	$—	$76,591

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$32,254	$—	$—	$—	$32,254

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the period ended December 31, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$701,516	$—	$—	$—	$701,516

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$44,337	$—	$—	$—	$44,337

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2017 (Unaudited)	BlackRock Advantage Global Fund, Inc.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,722,532
Average notional value of contracts — short	$23,478,590	(a)

(a)	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$—	$27,526,711	$—	$27,526,711
Austria	5,110,851	—	—	5,110,851
Belgium	—	1,200,243	—	1,200,243
Bermuda	43,320	—	—	43,320
Brazil	2,220,250	—	—	2,220,250
Canada	33,113,850	—	—	33,113,850
China	956,297	12,855,829	—	13,812,126
Denmark	157,881	134,571	—	292,452
Finland	—	9,337,780	—	9,337,780
France	523,718	8,735,854	—	9,259,572
Germany	15,680	26,273,476	—	26,289,156
Hong Kong	1,732,127	6,703,331	—	8,435,458
Hungary	94,595	1,999,195	—	2,093,790
India	1,124,713	2,958,013	—	4,082,726
Indonesia	—	1,379,567	—	1,379,567
Ireland	15,813	701,341	—	717,154
Isle of Man	—	26,020	—	26,020
Israel	20,603	—	—	20,603
Italy	17,149	1,527,376	—	1,544,525
Japan	—	56,916,230	—	56,916,230
Jersey	—	25,534	—	25,534
Luxembourg	—	241,403	—	241,403
Malaysia	378,588	640,917	—	1,019,505
Mexico	33,087	—	—	33,087
Netherlands	—	18,680,446	—	18,680,446
Norway	556,084	12,099,372	—	12,655,456
Peru	579,398	—	—	579,398
Poland	—	1,606,329	—	1,606,329
Portugal	80,563	—	—	80,563
Russia	321,935	902,059	—	1,223,994
Singapore	—	1,988,668	—	1,988,668
South Africa	293,009	1,043,684	—	1,336,693
South Korea	34,423	2,477,610	—	2,512,033
Spain	22,907	2,115,889	—	2,138,796
Sweden	690,381	14,191,007	—	14,881,388
Switzerland	2,842,038	16,424,403	—	19,266,441
Taiwan	—	8,483,484	—	8,483,484
Thailand	—	3,977,171	—	3,977,171
Turkey	—	5,408,417	—	5,408,417
United Kingdom	3,066,118	22,390,314	—	25,456,432
United States	381,715,885	2,597,597	—	384,313,482
Preferred Stocks	2,790,960	60,408	—	2,851,368
Rights	1,239	—	—	1,239
Short-Term Securities	9,220,987	—	—	9,220,987

Subtotal	$447,774,449	$273,630,249	$—	$721,404,698

Investments Valued at NAV(a)				2,589,058

Total Investments				$723,993,756

16	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017 (Unaudited)	BlackRock Advantage Global Fund, Inc.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments (b)
Assets:
Equity contracts	$76,591	$—	$—	$76,591
Liabilities:
Equity contracts	(32,254)	—	—	(32,254)

	$44,337	$—	$—	$44,337

(a)	As of December 31, 2017, certain of the Fund’s investments were fair valued using NAV per share and have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the period ended December 31, 2017, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments December 31, 2017 (Unaudited)	BlackRock EuroFund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.2%

Belgium — 3.1%
KBC Group NV	57,382	$4,890,394
Telenet Group Holding NV(a)	36,371	2,534,402

		7,424,796
Denmark — 7.1%
Danske Bank A/S	177,085	6,892,656
DSV A/S	31,062	2,444,453
Genmab A/S(a)(b)	10,399	1,725,255
Novo Nordisk A/S, Class B	107,306	5,766,354

		16,828,718
Finland — 4.5%
Kone OYJ, Class B	72,913	3,915,948
Konecranes OYJ	72,452	3,316,272
Wartsila OYJ	54,980	3,470,217

		10,702,437
France — 14.4%
Arkema SA	31,495	3,837,742
Cie Generale des Etablissements Michelin	20,425	2,922,187
Eiffage SA	34,244	3,747,932
Iliad SA	15,482	3,709,978
Kering SA	8,536	4,018,596
Renault SA	35,570	3,570,647
Safran SA	40,071	4,133,351
Sanofi	51,974	4,474,714
Thales SA	35,428	3,812,968

		34,228,115
Germany — 14.1%
adidas AG	23,625	4,725,155
Allianz SE, Registered Shares	25,000	5,721,650
Continental AG	20,856	5,608,295
Deutsche Wohnen SE, Bearer Shares	108,090	4,714,666
Fresenius Medical Care AG & Co. KGaA	47,356	4,973,047
OSRAM Licht AG	15,063	1,348,970
SAP SE	55,660	6,227,309

		33,319,092
Ireland — 0.8%
Kingspan Group PLC	46,008	2,016,328

Italy — 6.0%
Atlantia SpA	145,662	4,592,353
Intesa Sanpaolo SpA	1,575,592	5,227,607
Tenaris SA	280,086	4,445,611

		14,265,571
Netherlands — 5.6%
ASML Holding NV	23,235	4,040,291
ING Groep NV	335,015	6,149,870
Unilever NV CVA	56,009	3,153,696

		13,343,857
Norway — 1.1%
Marine Harvest ASA(a)	156,535	2,647,384

Spain — 6.6%
Banco Santander SA	709,728	4,653,180
Industria de Diseno Textil SA	161,932	5,630,830
Telefonica SA	557,388	5,427,758

		15,711,768

Security	Shares	Value
Sweden — 5.2%
Alfa Laval AB	162,507	$3,843,938
Hexagon AB, Class B	82,250	4,126,244
Volvo AB, Class B	228,509	4,255,378

		12,225,560
Switzerland — 4.9%
Cie Financiere Richemont SA, Registered Shares	54,357	4,923,539
Lonza Group AG, Registered Shares(a)	15,098	4,073,374
Sika AG, Bearer Shares	314	2,530,945

		11,527,858
United Kingdom — 25.8%
Associated British Foods PLC	105,615	4,021,250
Auto Trader Group PLC (c)	281,620	1,341,459
British American Tobacco PLC	127,077	8,590,389
CRH PLC	67,008	2,404,954
Diageo PLC	128,428	4,707,521
Experian PLC	197,598	4,355,770
London Stock Exchange Group PLC	90,688	4,638,452
Prudential PLC	246,289	6,307,592
Royal Dutch Shell PLC, Class A	256,599	8,566,226
Shire PLC	90,431	4,686,288
Unilever PLC	48,241	2,675,797
Weir Group PLC	167,685	4,806,530
Worldpay Group PLC(c)	658,915	3,781,256

		60,883,484

Total Long-Term Investments — 99.2% (Cost — $216,910,228)		235,124,968

Short-Term Securities — 0.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class,
1.17%(d)(f)	1,326,368	1,326,368
SL Liquidity Series, LLC, Money Market Series,
1.48%(d)(e)(f)	235,209	235,185

Total Short-Term Securities — 0.6% (Cost — $1,561,565)		1,561,553

Total Investments — 99.8% (Cost — $218,471,793)		236,686,521
Other Assets Less Liabilities — 0.2%		418,478

Net Assets — 100.0%		$237,104,999

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of security was purchased with the cash collateral from loaned securities.

18	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2017 (Unaudited)	BlackRock EuroFund

(f)	During the period ended December 31, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 06/30/17	Net Activity	Shares Held at 12/31/17	Value at 12/31/17	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,465,665	(139,297)	1,326,368	$1,326,368	$3,259		$—	$—
SL Liquidity Series, LLC, Money Market Series	—	235,209	235,209	235,185	35	(b)	(2)	(12)

				$1,561,553	$3,294		$(2)	$(12)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Belgium	$—	$7,424,796	$—	$7,424,796
Denmark	1,725,255	15,103,463	—	16,828,718
Finland	3,470,217	7,232,220	—	10,702,437
France	3,837,742	30,390,373	—	34,228,115
Germany	—	33,319,092	—	33,319,092
Ireland	—	2,016,328	—	2,016,328
Italy	—	14,265,571	—	14,265,571
Netherlands	—	13,343,857	—	13,343,857
Norway	—	2,647,384	—	2,647,384
Spain	—	15,711,768	—	15,711,768
Sweden	—	12,225,560	—	12,225,560
Switzerland	—	11,527,858	—	11,527,858
United Kingdom	10,169,239	50,714,245	—	60,883,484
Short-Term Securities	1,326,368	—	—	1,326,368

Subtotal	$20,528,821	$215,922,515	$—	$236,451,336

Investments Valued at NAV(a)				235,185

Total Investments				$236,686,521

(a)	As of December 31, 2017, certain of the Fund’s investments were fair valued using NAV per share and have been excluded from the fair value hierarchy.

During the period ended December 31, 2017, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Statements of Assets and Liabilities

December 31, 2017 (Unaudited)

	BlackRock Advantage Global Fund, Inc.	BlackRock EuroFund

ASSETS
Investments at value — unaffiliated(a)(b)	$712,183,711	$235,124,968
Investments at value — affiliated(c)	11,810,045	1,561,553
Foreign currency at value(d)	5,074	—
Receivables:
Investments sold	3,829,564	634,909
Dividends — unaffiliated	1,180,896	634,756
Capital shares sold	311,595	208,198
Dividends — affiliated	9,907	542
Securities lending income — affiliated	1,162	31
Variation margin on futures contracts	509,258	—
Prepaid expenses	60,678	44,856

Total assets	729,901,890	238,209,813

LIABILITIES
Cash collateral on securities loaned at value	2,585,670	235,200
Payables:
Capital shares redeemed	2,881,918	218,930
Investments purchased	—	191,763
Investment advisory fees	379,278	120,762
Service and distribution fees	178,875	40,741
Directors’ and Officer’s fees	7,212	5,047
Other affiliates	2,863	1,056
Other accrued expenses	600,959	291,315

Total liabilities	6,636,775	1,104,814

NET ASSETS	$723,265,115	$237,104,999

NET ASSETS CONSIST OF
Paid-in capital	$681,876,432	$321,823,191
Undistributed (distributions in excess of) net investment income	(11,652,931)	392,589
Accumulated net realized gain (loss)	23,381,288	(103,318,998)
Net unrealized appreciation (depreciation)	29,660,326	18,208,217

NET ASSETS	$723,265,115	$237,104,999

(a) Investments at cost — unaffiliated	$682,572,906	$216,910,228
(b) Securities loaned at value	$2,514,707	$223,389
(c) Investments at cost — affiliated	$11,810,081	$1,561,565
(d) Foreign currency at cost	$5,022	$—

See notes to financial statements.

20	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

December 31, 2017 (Unaudited)

	BlackRock Advantage Global Fund, Inc.	BlackRock EuroFund

NET ASSET VALUE

Institutional:
Net assets	$222,487,799	$69,509,739

Shares outstanding	10,227,530	4,480,282

Net asset value	$21.75	$15.51

Par value	$0.10	$0.10

Shares authorized	100 million	Unlimited

Investor A:
Net assets	$368,021,940	$158,825,522

Shares outstanding	17,773,552	10,428,211

Net asset value	$20.71	$15.23

Par value	$0.10	$0.10

Shares authorized	100 million	Unlimited

Investor C:
Net assets	$113,350,696	$8,007,634

Shares outstanding	6,647,176	747,323

Net asset value	$17.05	$10.72

Par value	$0.10	$0.10

Shares authorized	100 million	Unlimited

Class R:
Net assets	$19,404,680	$762,104

Shares outstanding	1,034,872	66,220

Net asset value	$18.75	$11.51

Par value	$0.10	$0.10

Shares authorized	100 million	Unlimited

See notes to financial statements.

FINANCIAL STATEMENTS	21

Statements of Operations

Six Months Ended December 31, 2017 (Unaudited)

	BlackRock Advantage Global Fund, Inc.	BlackRock EuroFund

INVESTMENT INCOME
Dividends — unaffiliated	$6,188,756 (a)	$2,450,493
Securities lending income — affiliated — net	437,642	35
Dividends — affiliated	50,662	3,259
Foreign taxes withheld	(268,590)	(203,469)

Total investment income	6,408,470	2,250,318

EXPENSES
Investment advisory	3,268,155	1,174,159
Service and distribution — class specific	1,165,324	249,676
Transfer agent — class specific	792,951	264,632
Printing	565,963	11,995
Custodian	116,142	58,443
Accounting services	112,119	40,072
Professional	62,696	48,975
Registration	48,568	35,317
Directors and Officer	13,868	10,123
Miscellaneous	18,878	13,767

Total expenses	6,164,664	1,907,159
Less fees waived and/or reimbursed by the Manager	(602,313)	(47,223)
Less transfer agent fees reimbursed — class specific	(275,100)	—

Total expenses after fees waived and/or reimbursed	5,287,251	1,859,936

Net investment income	1,121,219	390,382

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	199,722,227	33,219,117
Investments — affiliated	1,569	(2)
Futures contracts	701,516	—
Foreign currency transactions	153,570	(10,429)
Capital gain distributions from investment companies — affiliated	43	—

	200,578,925	33,208,686

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(109,854,998)	(15,744,057)
Investments — affiliated	(6,617)	(12)
Futures contracts	44,337	—
Foreign currency translations	4,816	9,027

	(109,812,462)	(15,735,042)

Net realized and unrealized gain	90,766,463	17,473,644

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$91,887,682	$17,864,026

(a)	Includes non-recurring dividends in the amount of $380,666.

See notes to financial statements.

22	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Advantage Global Fund, Inc.		BlackRock EuroFund
	Six Months Ended 12/31/17 (unaudited)	Year Ended 06/30/17	Six Months Ended 12/31/17 (unaudited)	Year Ended 06/30/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$1,121,219	$(455,782)	$390,382	$3,288,153
Net realized gain	200,578,925	65,771,914	33,208,686	5,566,543
Net change in unrealized appreciation (depreciation)	(109,812,462)	85,945,330	(15,735,042)	31,559,027

Net increase in net assets resulting from operations	91,887,682	151,261,462	17,864,026	40,413,723

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(3,192,349)	(2,750,170)	(1,693,589)	(3,163,969)
Investor A	(3,732,983)	(2,433,397)	(1,574,352)	(3,145,485)
Investor C	—	—	(23,309)	(214,011)
Class R	(129,667)	(43,752)	(6,223)	(19,276)
From net realized gain:
Institutional	(60,337,167)	—	—	—
Investor A	(96,502,725)	—	—	—
Investor B	(83,314)	—	—	—
Investor C	(35,126,324)	—	—	—
Class R	(5,274,116)	—	—	—

Decrease in net assets resulting from distributions to shareholders	(204,378,645)	(5,227,319)	(3,297,473)	(6,542,741)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	26,589,091	(236,746,465)	(98,628,519)	(68,223,877)

NET ASSETS
Total decrease in net assets	(85,901,872)	(90,712,322)	(84,061,966)	(34,352,895)
Beginning of period	809,166,987	899,879,309	321,166,965	355,519,860

End of period	$723,265,115	$809,166,987	$237,104,999	$321,166,965

Distributions in excess of net investment income, end of period	$(11,652,931)	$(5,719,151)	$392,589	$3,299,680

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	23

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc.
	Institutional
	Six Months Ended 12/31/17 (Unaudited)		Year Ended June 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$25.83		$21.85	$25.78	$30.82	$25.94	$21.87

Net investment income(a)	0.09	(b)	0.11	0.04	0.08	0.09	0.18
Net realized and unrealized gain (loss)	3.14		4.15	(2.87)	(1.17)	8.09	4.58

Net increase (decrease) from investment operations	3.23		4.26	(2.83)	(1.09)	8.18	4.76

Distributions:(c)
From net investment income	(0.37)		(0.28)	—	(0.11)	(0.24)	(0.69)
From net realized gain	(6.94)		—	(1.10)	(3.84)	(3.06)	—

Total distributions	(7.31)		(0.28)	(1.10)	(3.95)	(3.30)	(0.69)

Net asset value, end of period	$21.75		$25.83	$21.85	$25.78	$30.82	$25.94

Total Return(d)
Based on net asset value	13.05	%(e)	19.60%	(10.94)%	(2.45)%	33.28%	22.20%

Ratios to Average Net Assets
Total expenses	1.12	%(f)(g)	1.17%	1.07%	1.05%	1.03%	1.02%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.96	%(f)(g)	1.13%	1.07%	1.05%	1.03%	1.02%

Net investment income	0.71	%(b)(f)(g)	0.47%	0.17%	0.29%	0.31%	0.76%

Supplemental Data
Net assets, end of period (000)	$222,488		$258,047	$250,041	$265,841	$320,705	$244,523

Portfolio turnover rate	121%		59%	73%	73%	77%	73%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.10%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Certain non-recurring expenses have been included in the ratio but not annualized. If these expenses were annualized, the ratios of total expenses, total expenses after fees waived and/or reimbursed and paid indirectly and net investment income would have been 1.19%, 1.00%, and 0.67%, respectively.

See notes to financial statements.

24	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc. (continued)
	Investor A
	Six Months Ended 12/31/17 (Unaudited)		Year Ended June 30,
			2017	2016	2015		2014		2013
Net asset value, beginning of period	$24.85		$21.00	$24.90	$29.95		$25.33		$21.40

Net investment income (loss)(a)	0.04	(b)	0.01	(0.04)	(0.00	)(c)	(0.00	)(c)	0.08
Net realized and unrealized gain (loss)	3.03		3.99	(2.76)	(1.15)		7.87		4.49

Net increase (decrease) from investment operations	3.07		4.00	(2.80)	(1.15)		7.87		4.57

Distributions:(d)
From net investment income	(0.27)		(0.15)	—	(0.06)		(0.19)		(0.64)
From net realized gain	(6.94)		—	(1.10)	(3.84)		(3.06)		—

Total distributions	(7.21)		(0.15)	(1.10)	(3.90)		(3.25)		(0.64)

Net asset value, end of period	$20.71		$24.85	$21.00	$24.90		$29.95		$25.33

Total Return(e)
Based on net asset value	12.92	%(f)	19.10%	(11.21)%	(2.74)%		32.81%		21.78%

Ratios to Average Net Assets
Total expenses	1.51	%(g)(h)	1.54%	1.42%	1.38%		1.37%		1.40%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.31	%(g)(h)	1.50%	1.42%	1.38%		1.37%		1.40%

Net investment income (loss)	0.36	%(b)(g)(h)	0.06%	(0.20)%	(0.02)%		(0.01)%		0.35%

Supplemental Data
Net assets, end of period (000)	$368,022		$395,690	$382,069	$474,107		$520,436		$364,036

Portfolio turnover rate	121%		59%	73%	73%		77%		73%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.10%, respectively, resulting from a special dividend.
(c)	Amount is greater than $(0.005) per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Certain non-recurring expenses have been included in the ratio but not annualized. If these expenses were annualized, the ratios of total expenses, total expenses after fees waived and/or reimbursed and paid indirectly and net investment income would have been 1.58%, 1.34%, and 0.33%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc. (continued)
	Investor C
	Six Months Ended 12/31/17 (Unaudited)		Year Ended June 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$21.45		$18.15	$21.86	$26.92	$23.13	$19.57

Net investment loss(a)	(0.05	)(b)	(0.16)	(0.19)	(0.19)	(0.21)	(0.10)
Net realized and unrealized gain (loss)	2.58		3.46	(2.42)	(1.07)	7.15	4.11

Net increase (decrease) from investment operations	2.53		3.30	(2.61)	(1.26)	6.94	4.01

Distributions:(c)
From net investment income	—		—	—	—	(0.09)	(0.45)
From net realized gain	(6.93)		—	(1.10)	(3.80)	(3.06)	—

Total distributions	(6.93)		—	(1.10)	(3.80)	(3.15)	(0.45)

Net asset value, end of period	$17.05		$21.45	$18.15	$21.86	$26.92	$23.13

Total Return(d)
Based on net asset value	12.41	%(e)	18.18%	(11.93)%	(3.53)%	31.79%	20.80%

Ratios to Average Net Assets
Total expenses	2.33	%(f)(g)	2.32%	2.22%	2.17%	2.16%	2.21%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.10	%(f)(g)	2.29%	2.22%	2.17%	2.16%	2.21%

Net investment loss	(0.44	)%(b)(f)(g)	(0.81)%	(1.01)%	(0.81)%	(0.82)%	(0.45)%

Supplemental Data
Net assets, end of period (000)	$113,351		$135,507	$245,795	$318,616	$348,937	$273,018

Portfolio turnover rate	121%		59%	73%	73%	77%	73%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.10%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Certain non-recurring expenses have been included in the ratio but not annualized. If these expenses were annualized, the ratios of total expenses, total expenses after fees waived and/or reimbursed and paid indirectly and net investment income would have been 2.40%, 2.14%, and (0.47)%, respectively.

See notes to financial statements.

26	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Global Fund, Inc. (continued)
	Class R
	Six Months Ended 12/31/17 (Unaudited)		Year Ended June 30,
			2017	2016	2015		2014	2013
Net asset value, beginning of period	$23.07		$19.48	$23.27	$28.30		$24.13	$20.38

Net investment income (loss)(a)	0.00	(b)(c)	(0.07)	(0.11)	(0.10)		(0.10)	(0.01)
Net realized and unrealized gain (loss)	2.79		3.70	(2.58)	(1.09)		7.47	4.28

Net increase (decrease) from investment operations	2.79		3.63	(2.69)	(1.19)		7.37	4.27

Distributions from:(d)
From net investment income	(0.17)		(0.04)	—	(0.00	)(e)	(0.14)	(0.52)
From net realized gain	(6.94)		—	(1.10)	(3.84)		(3.06)	—

Total distributions	(7.11)		(0.04)	(1.10)	(3.84)		(3.20)	(0.52)

Net asset value, end of period	$18.75		$23.07	$19.48	$23.27		$28.30	$24.13

Total Return(f)
Based on net asset value	12.69	%(g)	18.67%	(11.54)%	(3.08)%		32.32%	21.28%

Ratios to Average Net Assets
Total expenses	1.82	%(h)(g)	1.92%	1.77%	1.73%		1.72%	1.79%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.60	%(h)(g)	1.88%	1.77%	1.73%		1.72%	1.79%

Net investment income (loss)	0.07	%(c)(h)(g)	(0.33)%	(0.56)%	(0.39)%		(0.38)%	(0.04)%

Supplemental Data
Net assets, end of period (000)	$19,405		$19,642	$21,091	$26,019		$33,944	$29,112

Portfolio turnover rate	121%		59%	73%	73%		77%	73%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.10%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Annualized.
(g)	Certain non-recurring expenses have been included in the ratio but not annualized. If these expenses were annualized, the ratios of total expenses, total expenses after fees waived and/or reimbursed and paid indirectly and net investment income would have been 1.89%, 1.63%, and 0.04%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock EuroFund
	Institutional
	Six Months Ended 12/31/17 (Unaudited)		Year Ended June 30,
			2017		2016	2015	2014	2013
Net asset value, beginning of period	$14.78		$13.25		$15.51	$16.68	$13.62	$11.29

Net investment income(a)	0.03		0.16	(b)	0.25	0.28	0.61	0.27
Net realized and unrealized gain (loss)	0.88		1.67		(2.28)	(1.00)	2.65	2.22

Net increase (decrease) from investment operations	0.91		1.83		(2.03)	(0.72)	3.26	2.49

Distributions from net investment income(c)	(0.18)		(0.30)		(0.23)	(0.45)	(0.20)	(0.16)

Net asset value, end of period	$15.51		$14.78		$13.25	$15.51	$16.68	$13.62

Total Return(d)
Based on net asset value	6.20	%(e)	14.14%		(13.22)%	(4.10)%	24.06%	22.10%

Ratios to Average Net Assets
Total expenses	1.09	%(f)	1.10%		1.07%	1.00%	1.02%	1.07%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.06	%(f)	1.10%		1.07%	1.00%	1.02%	1.07%

Net investment income	0.40	%(f)	1.19	%(b)	1.72%	1.81%	3.81%	2.09%

Supplemental Data
Net assets, end of period (000)	$69,510		$146,685		$162,627	$221,463	$187,718	$88,713

Portfolio turnover rate	56%		93%		100%	117%	129%	115%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.10%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

28	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock EuroFund (continued)
	Investor A
	Six Months Ended 12/31/17 (Unaudited)		Year Ended June 30,
			2017		2016	2015	2014	2013
Net asset value, beginning of period	$14.49		$12.98		$15.23	$16.37	$13.35	$11.08

Net investment income(a)	0.01		0.13	(b)	0.20	0.29	0.52	0.20
Net realized and unrealized gain (loss)	0.88		1.64		(2.23)	(1.03)	2.65	2.22

Net increase (decrease) from investment operations	0.89		1.77		(2.03)	(0.74)	3.17	2.42

Distributions from net investment income(c)	(0.15)		(0.26)		(0.22)	(0.40)	(0.15)	(0.15)

Net asset value, end of period	$15.23		$14.49		$12.98	$15.23	$16.37	$13.35

Total Return(d)
Based on net asset value	6.16	%(e)	13.92%		(13.41)%	(4.30)%	23.83%	21.89%

Ratios to Average Net Assets
Total expenses	1.28	%(f)	1.32%		1.28%	1.22%	1.23%	1.29%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.25	%(f)	1.32%		1.28%	1.22%	1.23%	1.29%

Net investment income	0.18	%(f)	0.97	%(b)	1.46%	1.88%	3.30%	1.62%

Supplemental Data
Net assets, end of period (000)	$158,826		$165,427		$178,374	$258,675	$195,548	$149,426

Portfolio turnover rate	56%		93%		100%	117%	129%	115%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.10%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock EuroFund (continued)
	Investor C
	Six Months Ended 12/31/17 (Unaudited)		Year Ended June 30,
			2017		2016	2015	2014	2013
Net asset value, beginning of period	$10.16		$9.17		$10.82	$11.76	$9.67	$8.05

Net investment income (loss)(a)	(0.03)		0.01	(b)	0.07	0.08	0.31	0.09
Net realized and unrealized gain (loss)	0.62		1.15		(1.58)	(0.70)	1.88	1.58

Net increase (decrease) from investment operations	0.59		1.16		(1.51)	(0.62)	2.19	1.67

Distributions from net investment income(c)	(0.03)		(0.17)		(0.14)	(0.32)	(0.10)	(0.05)

Net asset value, end of period	$10.72		$10.16		$9.17	$10.82	$11.76	$9.67

Total Return(d)
Based on net asset value	5.82	%(e)	12.94%		(14.08)%	(5.09)%	22.76%	20.83%

Ratios to Average Net Assets
Total expenses	2.08	%(f)	2.13%		2.09%	2.05%	2.07%	2.14%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.05	%(f)	2.13%		2.09%	2.05%	2.07%	2.14%

Net investment income	(0.62	)%(f)	0.14	%(b)	0.67%	0.70%	2.72%	0.99%

Supplemental Data
Net assets, end of period (000)	$8,008		$8,038		$13,659	$18,021	$21,838	$13,982

Portfolio turnover rate	56%		93%		100%	117%	129%	115%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.10%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

30	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock EuroFund (continued)
	Class R
	Six Months Ended 12/31/17 (Unaudited)		Year Ended June 30,
			2017		2016	2015	2014	2013
Net asset value, beginning of period	$10.96		$9.89		$11.66	$12.58	$10.32	$8.57

Net investment income (loss)(a)	(0.02)		0.05	(b)	0.11	0.12	0.33	0.13
Net realized and unrealized gain (loss)	0.66		1.24		(1.71)	(0.73)	2.04	1.69

Net increase (decrease) from investment operations	0.64		1.29		(1.60)	(0.61)	2.37	1.82

Distributions from net investment income(c)	(0.09)		(0.22)		(0.17)	(0.31)	(0.11)	(0.07)

Net asset value, end of period	$11.51		$10.96		$9.89	$11.66	$12.58	$10.32

Total Return(d)
Based on net asset value	5.86	%(e)	13.42%		(13.82)%	(4.68)%	23.05%	21.32%

Ratios to Average Net Assets
Total expenses	1.76	%(f)	1.83%		1.72%	1.69%	1.79%	1.80%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.73	%(f)	1.83%		1.72%	1.69%	1.79%	1.80%

Net investment income	(0.30	)%(f)	0.54	%(b)	1.08%	1.03%	2.77%	1.34%

Supplemental Data
Net assets, end of period (000)	$762		$1,017		$859	$1,122	$1,471	$1,564

Portfolio turnover rate	56%		93%		100%	117%	129%	115%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.10%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Advantage Global Fund, Inc., (the “Corporation”) and BlackRock EuroFund (the “Trust”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Board of Trustees of the Trust and the Board of Directors of the Corporation are referred to throughout this report as the “Board of Directors” or the “Board.” BlackRock Advantage Global Fund, Inc. is organized as a Maryland corporation. BlackRock EuroFund is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred to As	Diversification Classification
BlackRock Advantage Global Fund, Inc. (Formerly Known As BlackRock Global SmallCap Fund, Inc.)	Advantage Global	Diversified
BlackRock EuroFund	EuroFund	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

On December 27, 2017, Advantage Global’s issued and outstanding Investor B Shares converted into Investor A Shares, with the same relative aggregate NAV as the original shares held immediately prior to conversion.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

32	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (unaudited) (continued)

privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2017, certain investments of the Funds were valued using NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Advantage Global
Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc.	$26,480	$(26,480)	$—
Goldman Sachs & Co.	400,533	(400,533)	—
JP Morgan Securities LLC	400,564	(400,564)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,678,536	(1,678,536)	—
Morgan Stanley & Co. LLC	8,594	(8,594)	—

	$2,514,707	$(2,514,707)	$—

(a)	Cash collateral with a value of $2,585,670 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

34	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Euro Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Morgan Stanley & Co. LLC	$223,389	$(223,389)	$—

(a)	Cash collateral with a value of $235,200 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets as follows:

Average Daily Net Assets	EuroFund	Advantage Global
First $1 Billion	0.75%	0.85%
$1 Billion — $3 Billion	0.71	0.80
$3 Billion — $5 Billion	0.68	0.77
$5 Billion — $10 Billion	0.65	0.74
Greater than $10 Billion	0.64	0.72

The Manager, with respect to EuroFund, entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by EuroFund to the Manager.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (unaudited) (continued)

Service and Distribution Fees: Each Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Distribution Fees	Service Fees
Investor A	—%	0.25%
Investor C	0.75	0.25
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended December 31, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Investor A	Investor B (a)	Investor C	Class R	Total
Advantage Global	$484,756	$1,431	$630,262	$48,875	$1,165,324
EuroFund	206,187	N/A	41,397	2,092	249,676

(a)	On December 27, 2017, Advantage Global’s Investor B Shares converted to Investor A Shares.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended December 31, 2017, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Institutional
Advantage Global	$61
EuroFund	1

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended December 31, 2017, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor B (a)	Investor C	Class R	Total
Advantage Global	$546	$4,970	$28	$1,858	$162	$7,564
EuroFund	1,214	2,164	N/A	56	16	3,450

(a)	On December 27, 2017, Advantage Global’s Investor B Shares converted to Investor A Shares.

For the six months ended December 31, 2017, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor B (a)	Investor C	Class R	Total
Advantage Global	$113,450	$455,022	$586	$194,374	$29,519	$792,951
EuroFund	139,288	116,056	N/A	7,719	1,569	264,632

(a)	On December 27, 2017, Advantage Global’s Investor B Shares converted to Investor A Shares.

Other Fees: For the six months ended December 31, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Investor A
Advantage Global	$3,387
EuroFund	759

For the six months ended December 31, 2017, affiliates received CDSCs as follows:

	Investor A	Investor C
Advantage Global	$4,721	$4,123
EuroFund	113	157

Expense Waivers and Reimbursements: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation will be reduced by the amount of the affiliated money market fund waiver.

36	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended December 31, 2017, the amounts waived were as follows:

	Advantage Global	EuroFund
Amounts waived	$4,031	$257

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and exchange-traded funds that have a contractual management fee through October 31, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent directors who are not “interested persons” of a Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended December 31, 2017, there were no fees waived by the Manager.

The Manager voluntarily agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.03% of EuroFund’s average daily net assets. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. During the six months ended December 31, 2017, the Manager waived $46,966 pursuant to this agreement.

For the six months ended December 31, 2017, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

	Institutional	Investor A	Investor B (a)	Investor C	Class R	Total
Advantage Global	$1,392	$2,323	$2	$756	$117	$4,590
EuroFund	759	910	N/A	46	5	1,720

(a)	On December 27, 2017, Advantage Global’s Investor B Shares converted to Investor A Shares.

In regards to Advantage Global, the Manager reimbursed the Fund $272,686, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

Effective October 26, 2017, with respect to Advantage Global, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of Advantage Global’s business (“expense limitations”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor B (a)	Investor C	Class R
0.71%	0.96%	1.71%	1.71%	1.21%

(a)	On December 27, 2017, Advantage Global’s Investor B Shares converted to Investor A Shares.

The Manager has agreed not to reduce or discontinue these contractual expense limitations through October 31, 2018, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of Advantage Global. For the six months ended December 31, 2017, the Manager waived and/or reimbursed $325,596, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

These amounts waived and/or reimbursed are shown as transfer agent fees waived — class specific, in the Statements of Operations. For the six months ended December 31, 2017, class specific waivers were as follows:

Institutional	Investor A	Investor B (a)	Investor C	Class R	Total
$41,042	$ 155,208	$162	$ 68,886	$9,802	$ 275,100

(a)	On December 27, 2017, Advantage Global’s Investor B Shares converted to Investor A Shares.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2)	the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (unaudited) (continued)

On December 31, 2017, Advantage Global’s fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expiring June 30, 2020
Fund Level	$325,596
Institutional	41,042
Investor A	155,208
Investor B(a)	162
Investor C	68,886
Class R	9,802

$600,696

(a)	On December 27, 2017, Advantage Global’s Investor B Shares converted to Investor A Shares.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended December 31, 2017, each Fund paid BIM the following amounts for securities lending agent services:

Advantage Global	EuroFund
$78,291	$6

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Advantage Global is currently permitted to borrow and lend under the Interfund Lending Program. EuroFund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended December 31, 2017, the Funds did not participate in the Interfund Lending Program.

Officers and Directors: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended December 31, 2017, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Advantage Global	$—	$726,059	$12,287
EuroFund	909,841	1,031,183	21,277

38	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

7.	PURCHASES AND SALES

For the six months ended December 31, 2017, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Advantage Global	EuroFund
Purchases	$918,402,078	$171,101,423
Sales	1,110,905,957	272,185,973

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended June 30, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of December 31, 2017, EuroFund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires June 30,	EuroFund
No expiration date(a)	$49,915,366
2018	85,950,061

$135,865,427

As of December 31, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Advantage Global	EuroFund
Tax cost	$710,349,242	$219,134,048

Gross unrealized appreciation	$37,816,670	$23,251,698
Gross unrealized depreciation	(24,127,819)	(5,699,225)

Net unrealized appreciation (depreciation)	$13,688,851	$17,552,474

9.	BANK BORROWINGS

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund[s], can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended December 31, 2017, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (unaudited) (continued)

investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to aggregated unrealized gain less the value of any collateral held by such Fund.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Funds concentrate their investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

EuroFund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 12/31/17		Year Ended 06/30/17
Advantage Global	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,994,680	$53,187,969	3,025,590	$73,278,388
Shares issued in reinvestment of distributions	2,231,724	47,625,004	77,244	1,846,908
Shares redeemed	(3,989,099)	(100,884,754)	(4,554,125)	(108,761,167)

Net increase	237,305	$(71,781)	(1,451,291)	$(33,635,871)

Investor A
Shares sold and automatic conversion of shares	506,369	$12,541,482	3,531,283	$85,074,455
Shares issued from conversion(a)	14,836	307,412	—	—
Shares issued in reinvestment of distributions	4,464,856	90,725,938	97,463	2,247,539
Shares redeemed	(3,132,693)	(77,781,595)	(5,903,725)	(136,700,017)

Net increase	1,853,368	$25,793,237	(2,274,979)	$(49,378,023)

Investor B
Shares sold	6	$104	539	$11,606
Shares issued in reinvestment of distributions	4,581	83,114	—	—
Shares converted(a)	(16,626)	(307,412)	—	—
Shares redeemed and automatic conversion of shares	(314)	(7,222)	(34,154)	(718,840)

Net increase	(12,353)	$(231,416)	(33,615)	$(707,234)

40	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 12/31/17		Year Ended 06/30/17
Advantage Global	Shares	Amount	Shares	Amount
Investor C
Shares sold	41,664	$910,633	454,803	$8,968,158
Shares issued in reinvestment of distributions	1,955,492	32,734,953	—	—
Shares redeemed	(1,667,364)	(35,374,137)	(7,679,815)	(156,979,803)

Net increase	329,792	$(1,728,551)	(7,225,012)	$(148,011,645)

Class R
Shares sold	71,295	$1,628,297	194,469	$4,153,109
Shares issued in reinvestment of distributions	293,684	5,403,788	2,037	43,690
Shares redeemed	(181,561)	(4,204,483)	(427,813)	(9,210,491)

Net increase	183,418	2,827,602	(231,307)	$(5,013,692)

Total Net Increase	2,591,530	$26,589,091	(11,216,204)	$(236,746,465)

(a)	On December 27, 2017, Advantage Global’s Investor B Shares converted to Investor A Shares.

	Six Months Ended 12/31/17		Year Ended 06/30/17
EuroFund	Shares	Amount	Shares	Amount
Institutional
Shares sold	484,455	$7,406,715	868,932	$11,863,461
Shares issued in reinvestment of distributions	101,284	1,555,727	218,566	2,808,575
Shares redeemed	(6,031,305)	(91,998,387)	(3,439,983)	(46,043,608)

Net increase (decrease)	(5,445,566)	$(83,035,945)	(2,352,485)	$(31,371,572)

Investor A
Shares sold	348,002	$5,276,099	1,129,690	$15,619,424
Shares issued in reinvestment of distributions	94,217	1,420,802	225,372	2,842,001
Shares redeemed	(1,428,664)	(21,532,637)	(3,680,322)	(48,597,155)

Net increase (decrease)	(986,445)	$(14,835,736)	(2,325,260)	$(30,135,730)

Investor C
Shares sold	83,389	$882,399	118,245	$1,141,854
Shares issued in reinvestment of distributions	1,841	19,534	20,011	177,910
Shares redeemed	(128,668)	(1,362,654)	(837,350)	(8,092,171)

Net increase (decrease)	(43,438)	$(460,721)	(699,094)	$(6,772,407)

Class R
Shares sold	7,514	$85,664	26,893	$267,564
Shares issued in reinvestment of distributions	535	6,094	1,981	18,958
Shares redeemed	(34,680)	(387,875)	(22,883)	(230,690)

Net increase (decrease)	(26,631)	$(296,117)	5,991	$55,832

Total Net Increase (Decrease)	(6,502,080)	$(98,628,519)	(5,370,848)	$(68,223,877)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	41

Director and Officer Information

Robert M. Hernandez, Chair of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Henry Gabbay, Director

Lena G. Goldberg, Director

Henry R. Keizer, Director

John F. O’Brien, Director

Donald C. Opatrny, Director

Roberta Cooper Ramo, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective December 31, 2017, Roberta Cooper Ramo retired and Donald W. Burton resigned as Directors of the Funds.

Investment Adviser	Custodian
BlackRock Advisors, LLC	Brown Brothers
Wilmington, DE 19809	Harriman & Co.
Boston, MA 02109

Sub-Adviser	Transfer Agent
BlackRock International Limited(a)	BNY Mellon Investment
Edinburgh, EH3 8BL,	Servicing (US) Inc.
United Kingdom	Wilmington, DE 19809

Accounting Agent
State Street Bank and
Trust Company
Boston, MA 02111

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

(a)	For EuroFund only.

42	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

At the Special Meeting of Shareholders of BlackRock Global SmallCap Fund, Inc. (subsequently renamed to BlackRock Advantage Global Fund, Inc.) held on August 24, 2017, shareholders were asked to vote on the following proposals:

Proposal 1. To approve the change in the Fund’s investment objective and to make the investment objective a non-fundamental policy of the Fund that may be changed by the Board of Directors of the Fund without shareholder approval. 1

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
12,328,264	4,507,896	1,193,426

Proposal 4. To approve the amendment or elimination of certain of the Fund’s fundamental investment restrictions as follows:

Proposal 4A. To amend the fundamental investment restriction regarding concentration.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
15,063,701	1,579,895	1,385,989

Proposal 4B. To amend the fundamental investment restriction regarding borrowing.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
14,900,779	1,769,846	1,358,960

Proposal 4C. To amend the fundamental investment restriction regarding the issuance of senior securities.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
15,033,711	1,585,394	1,410,480

Proposal 4D. To amend the fundamental investment restriction regarding investing in real estate.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
15,167,506	1,521,030	1,341,049

Proposal 4E. To amend the fundamental investment restriction regarding underwriting.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
14,954,478	1,668,653	1,406,454

Proposal 4F. To amend the fundamental investment restriction regarding investing in commodities.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
15,109,536	1,583,338	1,336,711

ADDITIONAL INFORMATION	43

Additional Information  (continued)

Proposal 4G. To amend the fundamental investment restriction regarding lending.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
14,941,418	1,725,404	1,362,764

Proposal 4H. To eliminate the fundamental investment restriction regarding investing for the purpose of exercising control or management.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
14,953,508	1,689,835	1,386,243

Proposal 4I. To amend the fundamental investment restriction regarding diversification.

With respect to this Proposal, the shares of the Fund were voted as follows:

For	Against	Abstain
15,207,198	1,476,428	1,345,959

[1]	On July 28, 2017, (prior to the August 24, 2017 Special shareholder meeting) the Board adopted a policy (the “Policy”) whereby, contingent on shareholder approval of Proposal 1, the Board agreed to not change the Fund’s proposed investment objective in the future without obtaining the “vote of a majority of the outstanding voting securities” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of such outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of such outstanding voting securities of the Fund (a “1940 Act Majority”). In addition, the Board agreed not to change the Policy without a 1940 Act Majority vote. The adoption of the Policy preserves the Fund’s shareholders’ right to vote on any future investment objective change.

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

44	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts
GDR	Global Depositary Receipt
NVDR	Non-voting Depository Receipts
PCL	Public Company Limited
S&P	S&P Global Ratings

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	45

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EGSC-12/17-SAR

Item 2 –	Code of Ethics – During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

 (b) –  Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock EuroFund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock EuroFund

Date: March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock EuroFund

Date: March 8, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock EuroFund

Date: March 8, 2018

4